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                                                                    EXHIBIT 99.1

(UNIONBANCORP, INC. LOGO)               (CENTRUE FINANCIAL CORPORATION(TM) LOGO)

News Release

FOR IMMEDIATE RELEASE

             UNIONBANCORP, INC. AND CENTRUE FINANCIAL CORPORATION TO
                           COMBINE IN MERGER OF EQUALS

OTTAWA, IL and FAIRVIEW HEIGHTS, IL, June 30, 2006 - UnionBancorp, Inc. (NASDAQ:
UBCD) and Centrue Financial Corporation (NASDAQ: TRUE) announced today that they have signed a definitive agreement to join forces in a merger of equals transaction.

Under the terms of the agreement, Centrue shareholders will receive shares of UnionBancorp common stock, using a fixed exchange ratio of 1.2 shares of UnionBancorp common stock for each share of Centrue common stock outstanding. The combined company will adopt the Centrue name and change its stock market ticker symbol to TRUE. The combined company will be governed by a Board of Directors comprised of ten directors, five from each institution. Current UnionBancorp Chairman of the Board Dennis J. McDonnell will act as Chairman of the combined organization, with Thomas A. Daiber from Centrue filling the role of Chief Executive Officer and Scott A. Yeoman, the current UnionBancorp CEO and President, filling the role of Chief Operating Officer. Kurt R. Stevenson, UnionBancorp's Chief Financial Officer, will continue in that role for the organization post-merger.

The merger is subject to approval by UnionBancorp's and Centrue's stockholders and banking regulators and other customary conditions. The transaction, which is expected to yield approximately $4 million in annual cost savings, is expected to be completed during the fourth quarter of 2006. In addition to the combined company adopting Centrue Financial Corporation as its name, its banking offices will operate as Centrue Bank. The combined organization will have 36 full-service banking offices, with total assets projected to be approximately $1.3 billion and total deposits to be approximately $1.0 billion.

"This merger will create the 41st largest bank in the State of Illinois and is consistent with the vision of Centrue articulated in 2003 to seek acquisition opportunities and merger partners within our geographic footprint, allowing Centrue to strategically expand our banking presence. UnionBancorp, like Centrue, is a quality financial institution with an impressive infrastructure and over a century of service to its markets. There are many

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similarities between the two companies, which operate in similar Illinois communities and have branches in fast growing metropolitan markets. Both companies have experienced staff that are empowered to make decisions in order to meet our customers' banking needs at the local level. Union and Centrue both share a common vision for the future and the integration of these two entities seems to be a natural fit," remarked Mr. Daiber, President & Chief Executive Officer of Centrue.

Commenting on the news, Mr. Yeoman stated, "We believe this transaction creates a beneficial situation for all our constituencies. Our customers will enjoy our expanded geographic footprint and the availability of enhanced and more competitive products and services. Our employees will have the opportunity to work for a larger, more vibrant company with more opportunities for advancement, and our shareholders will benefit from significant earnings accretion."

In connection with the transaction, Sandler O'Neill & Partners, L.P. acted as financial advisor and provided a fairness opinion to UnionBancorp, with Centrue using Keefe, Bruyette & Woods, Inc. Legal services were performed for UnionBancorp and Centrue by Howard & Howard Attorneys, P.C. and Barack Ferrazzano Kirschbaum Perlman & Nagelberg, LLP, respectively.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

In connection with the merger, UnionBancorp will file a registration statement, which will include a joint proxy statement/prospectus to be sent to each company's stockholders, and each of UnionBancorp and Centrue may file other relevant documents concerning the merger with the Securities and Exchange Commission (the "SEC"). Stockholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about UnionBancorp and Centrue, at the SEC's website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, by accessing UnionBancorp's website
(http://www.ubcd.com), or by accessing Centrue's website
(http://www.centrue.com).

UnionBancorp and Centrue and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of UnionBancorp and/or Centrue in connection with the merger. Information about the directors and executive officers of UnionBancorp is set forth in the proxy statement for UnionBancorp's 2006 annual meeting of stockholders, as filed with the SEC on March 24, 2006. Information about the directors and executive officers of Centrue is set forth in the proxy statement for Centrue's 2006 annual meeting of stockholders, as filed with the SEC on March 23, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available. You may obtain free copies of these documents as described above.

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ABOUT THE COMPANIES

UnionBancorp, Inc. is a regional financial services company based in Ottawa, Illinois, and devotes special attention to personal service and offers Bank, Trust, Insurance and Investment services at each of its locations. The Company's market area extends from the far Western suburbs of the Chicago metropolitan area across Central and Northern Illinois.

UnionBancorp common stock is listed on The Nasation about UnionBancorp, Inc. can be found at the Company's website at http://www.ubcd.com.

Centrue Financial Corporation is headquartered in Fairview Heights, Illinois, which is 10 miles east of downtown St. Louis, Missouri, and Centrue Bank is headquartered in Kankakee, Illinois which is 60 miles south of downtown Chicago, Illinois. The Bank operates twenty banking branches and one loan production office in eight counties ranging from south suburban Chicago, Illinois to the metropolitan St. Louis area.

Centrue common stock is listed on The Nasdaq Stock Market under the symbol "TRUE." Further information about Centrue Financial Corporation can be found at the Company's website at http://www.centrue.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This release contains certain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements as to the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Each of UnionBancorp and Centrue intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of each of UnionBancorp and Centrue, are generally identified by the use of words such as "believe," "expect," "intend," "anticipate," "estimate," or "project" or similar expressions. The companies' respective ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of each of UnionBancorp and Centrue and their respective subsidiaries include, but are not limited to: the risk that the businesses of UnionBancorp and/or Centrue in connection with the merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the merger on the expected

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timeframe; changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan or securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies' respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

CONTACT: Scott A. Yeoman           Thomas A. Daiber
         President and             President and
         Chief Executive Officer   Chief Executive Officer
         UnionBancorp, Inc.        Centrue Financial Corporation
         815-431-2720              618-624-1323
         scott.yeoman@ubcd.com     tom.daiber@centrue.com

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

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